NUMBER                                                                    SHARES

                                                    CUSIP __________________
                                                             SEE REVERSE FOR
WITHOUT PAR VALUE                                        CERTAIN DEFINITIONS


THIS IS TO CERTIFY THAT



IS THE OWNER OF


                     COMMON SHARES OF BENEFICIAL INTEREST OF


Eaton Vance New York Municipal Income Trust, a business trust established in accordance with the laws of the Commonwealth of Massachusetts under and subject to the provisions of a Declaration of Trust executed as of the 10th day of December, 1998, as the same may be amended, and restated from time to time, and filed with the Secretary of the Commonwealth of Massachusetts. The common shares of said Trust evidenced by this certificate are issued under and subject to, and the rights and preferences of the holders hereof are subject to, said Declaration of Trust, and each common share of said Trust represents an equal proportionate interest in said Trust with each other outstanding common share of said Trust. The interest represented hereby is transferable only on the books of said Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate, properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar. WITNESS the facsimile signatures of the President and the Secretary of said Trust.


       ALAN R. DYNNER, SECRETARY          THOMAS J. FETTER, PRESIDENT

COUNTERSIGNED AND REGISTERED:
FIRST DATA INVESTOR SERVICES GROUP, INC.


BY                   TRANSFER AGENT AND REGISTRAR


              AUTHORIZED SIGNATURE

EXPLANATION OF ABBREVIATIONS
     The following abbreviations, when used in the form of ownership of the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

ABBREVIATION    EQUIVALENT          ABBREVIATION         EQUIVALENT
------------    ----------          ------------         ----------
JTTEN           As joint tenants,   TEN IN COM           As tenants in common
                with right of       TEN BY ENT           As tenants by the
                survivorship and    UNIF GIFT MIN ACT    entireties Uniform Gift
                not as tenants                           to Minors
                in common

ABBREVIATION    EQUIVALENT           ABBREVIATION    EQUIVALENT
------------    ----------           ------------    ----------
ADM             Administrator(s)          FDN        Foundation
                Administratix             PL         Public Law
AGMT            Agreement                 TR         (As) trustee(s), for, of
CUST            Custodian for             UA         Under Agreement
EST             Estate, Of estate of      UW         Under Will of, Of will of,
EX              Executor(s), Executrix               Under last will & testament
FBO             For the benefit of

     Additional abbreviations may also be used though not in the above list.
================================================================================

                                  TRANSFER FORM

PLEASE INSERT SOCIAL SECURITY      FOR VALUE RECEIVED______________ hereby sell,
 OR OTHER IDENTIFYING NUMBER                            (I/we)
 OF ASSIGNEE                         assign and transfer unto


 ..........................      ................................................
                                Please print or typewrite name and address including postal zip code of assignee

 ................................................................................
 ................................................................................
 ..........................................................................Shares
of the Common Shares of Beneficial interest represented by this Certificate and do hereby irrevocably constitute and appoint

 .......................................................................Attorney,
to transfer said shares on the books of the Trust with full power of substitution in the premises.

Dated:
                    ............................................................
SIGNATURE
GUARANTEED BY       Signature(s)................................................
                    (The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

 ....................................
(Signature  must  be  guaranteed  by a
commercial  bank  or   trust company or
member firm of the New York, American, Boston, Midwest or Pacific Stock Exchanges).

                                IMPORTANT NOTICE:
     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.
     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a stock certificate.
================================================================================
                                REDEMPTION FORM

     The undersigned hereby tenders to the Trust the within Certificate properly endorsed with any requisite guarantee of signature and supporting papers and requests the redemption of

 ..........................................................................Shares
(Indicate the number of shares to be redeemed. A new certificate will be issued for any unredeemed balance.)

of  the  Common  Shares  of  Beneficial  Interest   represented  by  the  within
Certificate in accordance with the terms of the Declaration of Trust of the Trust.

================================================================================
Dated:  .................


                    ............................................................

SIGNATURE           Signature(s)................................................
GUARANTEED BY       (The   signature  to  this  request  for   redemption   must
                    correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

 .................................
(Signature  must be guaranteed  by
a commercial  bank or trust company
or member firm of the New York, American, Boston, Midwest or Pacific Stock Exchanges).


                                        .................................
                                                    Address
                                        .................................